UBS Conference

December 7, 2006

Michael Sicoli, Executive Vice President and CFO

“Safe Harbor” Statement
Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words.  We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control.  Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.

Non-GAAP Financial Measures
This presentation contains certain non-GAAP financial measures. In particular, for ease of comparison to RCN’s previously reported results, the following slides include results from RCN’s California properties as if they were still reflected in continuing operations. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company’s Web site at www.rcn.com.

Well
Positioned
for Value
Creation
Industry Leading
Customer Metrics
Attractive & Strategic
Metro Markets
Fiber-rich,
Scalable Network
Unique Lehigh
Valley Market
Accelerating
Financial
Performance
High Growth
Commercial
Business
High ROI
Expansion
Opportunities
Overview
➢
Pioneer competitive provider of “Triple Play” services over a robust facilities-based broadband network
➢
Well-positioned in affluent and densely populated markets; successful history competing against incumbent operators
➢
Substantial cash flow growthpotential via balanced approach of revenue growth, margin expansion and low debt levels
➢
Strong balance sheet provides significant financial and strategic flexibility

Chicago
Lehigh Valley
➢
Licensed Homes:         0.2
➢
Marketable Homes:      0.2
➢
Customers:                  97
➢
RGUs:                       190
➢
ARPC:                       $97
RCN Total
➢
Licensed Homes:          6.0
➢
Marketable Homes:       1.4
➢
Customers:                 424
➢
     RGUs:                         909
➢
ARPC:                        $108
Boston
New York
Philadelphia
Washington
DC
NE Metro
➢
Licensed Homes:          4.7
➢
Marketable Homes:       0.9
➢
Customers:                 226
➢
RGUs:                        526
➢
ARPC:                      $121
Note: Data as of 9/30/06. Licensed Homes, Marketable Homes reported in millions, Customers and RGU’s reported in thousands
Los Angles
San Francisco
➢
Licensed Homes:         0.6
➢
Marketable  Homes:     0.1
➢
Customers:                  19
➢
RGUs:                        50
➢
ARPC:                     $131
California
Attractive & Strategic Metro Markets
➢
Licensed Homes:        0.5
➢
Marketable Homes:     0.3
➢
Customers:                 81
➢
RGUs:                      142
➢
ARPC:                      $77

A'La Carte 33%
Triple Play 38%
Double Play 29%

Total Ending Customers:
424,000

Data 269
Voice 268
Video 372

Average RGU's per Customer:
2.1

143
154
162
3Q04
3Q05
3Q06

$96
$102
$108
3Q04
3Q05
3Q06

ARPC ($)
$111
$108
$92
$89
$84
$80
$73
mean = 91
Cablevision
RCN
Comcast
Time Warner
Charter
Insight
Mediacom

Source: 3Q06 Company filings

Note: Reflects new customer and RGU reporting methodology effective January 1, 2006; certain metrics may not be comparable to those reported in prior periods. Refer to RCN's Annual Report on Form10-K/A for the year ended December 31, 2005 for additional information regarding this change. 2004 and 2005 metrics shown here have been calculated under the old methodology because customer and RGU counts under the new methodology are not available prior to January 1, 2006, the effective date of the change. Based on our estimates of customer and RGU counts under the new methodology prior to the effective date of the change, we do not believe that the change in methodology would have a material impact on RCN's metrics as previously reported.
Q3’06 Bundle Penetration
Q3’06 RGUs by Service
Triple Play Customer Growth (000s)
Consistent ARPC Expansion ($’s)
Industry Leading ARPC ($’s)
Industry Leading Customer Metrics

▪
RCN operates one of the most advanced networks in the industry
–
150 homes per node
–
12 fibers per node
▪
87% of network is 860 MHz and 96% is two-way
Single network provides all services
▪
▪
Highly-scalable for future customer and product growth
150
Home
Fiber
Node
Coaxial
860 MHZ
Cable
Internet
Fiber Optic
Cable
Power
Supply with
Battery
Backup
Hub Site
Diverse
Routed
Fiber
SONET
Ring
RCN MegaPop
Long Distance
PSTN
Residential Building
Commercial Building
Fiber-Rich, Scalable Network

Marketable Homes (000's)
200
175
150
125
100
75
50
25
-
178
182
186
112
124
158
66
58
28
65 %
55 %
45 %
35 %
Customer Penetration
3Q04
3Q05
3Q06
One Way
Two Way
Penetration

96
171
94
177
97
190
3Q04
3Q05
3Q06
Customers
RGU's

ARPC ($)
100
80
60
40
20
$81
$88
$97
2.1
2.0
1.9
1.8
1.7
1.6
Avg. RGU's per Customer
3Q04
3Q05
3Q06
ARPC
Avg. RGU's per Customer

$24
$25
$28
3Q04
3Q05
3Q06

Customers  & RGU’s (000’s)
Revenue ($M)
ARPC / Avg. RGU’s per Customer
Marketable Homes and Penetration (000's)
Note: Reflects new customer and RGU reporting methodology effective January 1, 2006; certain metrics may not be comparable to those reported in prior periods. Refer to RCN's Annual Report on Form 10-K/A for the year ended December 31, 2005 for additional information regarding this change. 2004 and 2005 metrics shown here have been calculated under the old methodology because customer and RGU counts under the new methodology are not available prior to January 1, 2006, the effective date of the change. Based on our estimates of customer and RGU counts under the new methodology prior to the effective date of the change, we do not believe that the change in methodology would have a material impact on RCN's metrics as previously reported.
Unique Lehigh Valley Market

Web hosting 1%
Video 6%
Voice 2%
Collocation 6%
Internet 4%
Leased Fiber 14%
Transport 67%

$6
$7
$22
Q304
Q305
Q306

3Q Revenues
Revenue Growth ($M)
High Growth Commercial Business
▪
RCN’s facilities based network is fiber-rich and diverse creating an attractive alternative to incumbents
–
Within 500 feet of over 20,000 buildings
–
Over 850 “on-net” buildings
–
Connectivity to 40 carrier meet points and 34 COs
▪
Annualized revenue run rate = ~$86M
▪
Annualized EBITDA run rate = ~$20M
2006 / 2007 investments focused on enabling advanced metro ring and inter-city service capabilities
▪

▪
RCN has the unique opportunity to extend its network within its licensed footprint at extremely attractive economics
▪
Over 1 million of RCN’s licensed homes currently not passed could be built for $750 or less per home
▪
In addition there are several high ROI opportunities to expand to new franchise areas adjacent to RCN’s footprint
Estimated Build-out Costs
0.4
0.7
2.6
0.4
$250- $500
$501 - $750
$751 - $1,000
> $1,000
Cost per Home
(Homes in millions; excludes California)
High ROI Expansion Opportunities

$562
$42
$25
$496
$561
$26
$27
$508
$617
2004
2005
2006E(1)
Core Residential
Commercial
Other

$485
86%
$283
$202
$473
84%
$276
$197
$486
79%
2004
2005
2006E (1)
Direct Cost
SG&A
Expense as % of Revenue

$77
14%
$91
16%
$131
21%
2004
2005 (3)
2006E (1)
EBITDA
EBITDA Margin

$62
$74
$89
2004
2005
2006E(1)

Capex
EBITDA / EBITDA Margin
Revenue
Expense(2)
(1)
Middle of 2006 guidance range used for illustrative purposes
(2)
Excludes non-cash stock based compensation
(3)
2005 EBITDA includes $2.6M benefit from cumulative effect of accounting change
(1)
(1)
(1)
(1)
(3)
% of Revenue
($ in millions)
Accelerating Financial Performance

1Q06	2Q06	3Q06
EBITDA	$ 27	$ 36	$ 35
Capital Expenditures	(15)	(19)	(26)
Net Interest Paid	(10)	(0)	(5)
Change in Working Capital & Other	(20)	(17)	7
Free Cash Flow	$ (18)	$ 0	$ 11

$143
$111
4Q05
3Q06

Debt
Net Debt
$492
$349
$203
$92
4Q05
3Q06

Gross Leverage
Net Leverage
5.4x
3.8x
1.7x
0.8x
4Q05
3Q06

Strong Financial Position
(1)
Calculated on a trailing 12 month basis as reported
($ in millions)
Free Cash Flow
Cash & Short Term Investments
Debt / Net Debt
Leverage Ratio (1)

RCN portal

RCN music

RCN games

RCN wireless

RCN

▪
Leveraging our digital network
▪
New initiatives
–
 RCN cross channel inserts
–
 Customer referral programs
–
 Search engine advertising
–
 E-commerce
–
 Indirect distribution
–
 Small business team
▪
Balanced emphasis on acquisition & retention
Products
Growth Initiatives
Sales & Marketing
New / Rebuilt Homes
▪
66K homes since June ‘05
–
60% in LHV
▪
Significant new homes growth potential given RCN
franchises
–
4.1M licensed/unbuilt homes (excluding CA)
–
1.1M new homes can be built for less than $750 per home
–
400K for < $500 per home
▪
Adjacent franchise opportunities
▪
Attractive bundled and a la carte offers
▪
New Products
–
International packages
–
MiVisión
–
New calling plans
–
RCN Music
–
RCN Games
–
New RCN portal
–
Aptiv interactive guide
–
VOD upgrades
–
Wireless reseller test
–
VoIP off-net (under development)

▪
Headcount reductions
▪
Network Grooming
▪
Facility Consolidation
Lower 3rd Party Support Costs
▪
▪
Lower Property Tax / Insurance expense
▪
Field Operations
▪
Customer Care
▪
Sales
▪
Marketing
Focus to Date:
Absolute Cost Reduction
Focus Going Forward:
Improved Productivity
Margin Improvement Initiatives

Well
Positioned
for Value
Creation
Industry Leading
Customer Metrics
Attractive & Strategic
Metro Markets
Fiber-rich,
Scalable
Network
Unique Lehigh
Valley Market
Accelerating
Financial
Performance
High Growth
Commercial
Business
High ROI
Expansion
Opportunities
Summary
➢
Pioneer competitive provider of “Triple Play” services over a robust facilities-based broadband network
➢
Well-positioned in affluent and densely populated markets; successful history competing against incumbent operators
➢
Substantial cash flow growth potential via balanced approach of revenue growth, margin expansion, and low debt levels
➢
Strong balance sheet provides significant financial and strategic flexibility